SCHEDULE OF CONVERTIBLE NOTES (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Note Payable And Convertible Notes
Convertible notes and debenture		$ 520,797
Unamortized discounts		(97,276)
Premium, net		114,400
Convertible notes, net		$ 537,921